Net Income/(Loss) Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Net Income/(Loss) Per Share
NOTE 13 – NET INCOME/(LOSS) PER COMMON SHARE
Equivalent shares of 26 million, 31 million, and 32 million related to common stock options and common stock warrants outstanding as of December 31, 2011, 2010, and 2009 respectively, were excluded from the computations of diluted income/(loss) per average common share because they would have been anti-dilutive. Further, for EPS calculation purposes, during the years ended December 31, 2010 and 2009, the impact of dilutive securities was excluded from the diluted share count because the Company recognized a net loss available to common shareholders and the impact would have been anti-dilutive.
A reconciliation of the difference between average basic common shares outstanding and average diluted common shares outstanding for the years ended December 31, 2011, 2010, and 2009 is included below. Additionally, included below is a reconciliation of net income/(loss) to net income/(loss) available to common shareholders.

(In millions, except per share data)	2011	2010	2009
Net income/(loss)	$647	$189	($1,564)
Preferred dividends, Series A	(7)	(7)	(14)
Dividends and accretion of discount on preferred stock issued to the U.S. Treasury	(66)	(267)	(266)
Accretion associated with repurchase of preferred stock issued to the U.S. Treasury	(74)	—	—
Gain on repurchase of Series A preferred stock	—	—	94
Dividends and undistributed earnings allocated to unvested shares	(5)	(2)	17
Net income/(loss) available to common shareholders	$495	($87)	($1,733)
Average basic common shares	524	495	435
Effect of dilutive securities:
Stock options	2	1	—
Restricted stock	2	3	2
Average diluted common shares	528	499	437
Net income/(loss) per average common share - diluted	$0.94	($0.18)	($3.98)
Net income/(loss) per average common share - basic	$0.94	($0.18)	($3.98)